Exhibit 10.1

ELEVENTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY

AGREEMENT (this “Amendment”) dated as of SEPTEMBER 30, 2016 (the “Effective Date”), is by and between SOVEREIGN BANK, a Texas state bank (together with its successors and assigns, “Lender”), and DAWSON GEOPHYSICAL COMPANY, a Texas corporation (“Debtor”), formerly known as TGC INDUSTRIES, INC.

RECITALS

WHEREAS, Debtor and Lender entered into that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of SEPTEMBER 16, 2009 (as amended, modified, and restated from time to time, the “Agreement”), pursuant to which Lender agreed to make certain credit facilities available to Debtor on the terms and conditions set forth therein.

WHEREAS, the parties desire to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. Section 1 of the Agreement is further amended as follows:

(a)                                 Section 1(d)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(ii) The equipment identified on Exhibit A attached hereto, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing (collectively, the “Geospace Equipment”), the equipment identified on Exhibit B attached hereto, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing (collectively, the “RLOC Equipment”), and the equipment identified on Exhibit C attached hereto, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing (collectively, the “Letter of Credit Equipment”);

(b)                                 Section 1(o) of the Agreement is hereby deleted in its entirety and replaced with the following:

(o)        “Note” means, individually and collectively, any promissory note evidencing all or part of the Indebtedness from time to time, as any such Note may be amended, modified or restated from time to time (including, but not limited to: (i) the AMENDED AND RESTATED PROMISSORY NOTE dated as of JUNE 30, 2015 in the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Revolving Credit Note”); (ii) the PROMISSORY NOTE dated as of JANUARY 26, 2012 in the principal amount of SEVEN MILLION SEVEN HUNDRED ONE THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($7,701,800.00) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note — Tranche D”); (iii) the PROMISSORY NOTE dated as of SEPTEMBER 16, 2014 in the principal amount of SIX MILLION NINETY-SIX THOUSAND ONE HUNDRED SEVENTY-THREE AND 23/100 DOLLARS ($6,096,173.23) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note — Tranche F”); (iv) the PROMISSORY NOTE dated as of JUNE 30, 2015  in  the  principal  amount  of  FIVE  MILLION  ONE  HUNDRED  FORTY-THREE

THOUSAND SIX HUNDRED ONE AND 36/100 DOLLARS ($5,143,601.36) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note — Tranche G”); and (v) the Letter of Credit Note (as defined in Section 2(f)(i), below.

2.                                      Amendment to Section 2(a) of the Agreement.  Section 2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a)                                 Establishment of Credit Facility. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, Lender hereby agrees to lend to Debtor under a credit facility (the “Revolving Credit Facility”) an aggregate sum not to exceed the lesser of: (i) an amount equal to the Borrowing Base; or (ii) TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) (the “Maximum Amount”), on a revolving basis from time to time during the period commencing on the date hereof and continuing until the earlier of: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) JUNE 30, 2017 (the earlier of such dates being the “Revolving Credit Maturity Date”). If at any time the sum of the aggregate principal amount of Loans outstanding hereunder exceeds lesser of the Maximum Amount or the Borrowing Base, such amounts shall be deemed an “Overadvance.” Debtor shall immediately repay the amount of such Overadvance plus all accrued and unpaid interest thereon upon written demand from Lender. Notwithstanding anything contained herein to the contrary, an Overadvance shall be considered a Loan and shall bear interest at the Rate as set forth in the Revolving Credit Note and be secured by this Agreement. Subject to the terms and conditions hereof, Debtor may borrow, repay and reborrow funds under the Revolving Credit Facility up to the Revolving Credit Maturity Date.

3.                                      Amendment to Section 2(b)(i) of the Agreement.  Section 2(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

(i)                                     “Borrowing Base” means, as of any date, a sum equal to: (a) EIGHTY PERCENT (80.00%) of the amount of Debtor’s Eligible Accounts; and (b) the lesser of (i) FIFTY PERCENT (50.00%) of the value of Debtor’s RLOC Equipment, or (ii) TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($12,500,000.00) provided, however, Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its reasonable credit judgment with respect to Debtor’s Eligible Accounts. The value of Debtor’s RLOC Equipment shall be determined by Lender in its sole discretion.

4.                                      Amendment to Section 2(c) of the Agreement.  Section 2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

(c) Term Loan Facility. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, (x) Lender hereby agrees to lend to Debtor in a single advance an aggregate sum not to exceed SEVEN MILLION SEVEN HUNDRED ONE THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($7,701,800.00) (the “Term Loan Facility — Tranche D”) on JANUARY 26, 2012 which shall be due and payable on the earlier of:

(i)     the  acceleration  of  the  Indebtedness  pursuant  to  the  terms  of  the  Loan  Documents;  or

(ii)     JANUARY 26, 2017, (y) Lender hereby agrees to lend to Debtor in a single advance an aggregate sum not to exceed SIX MILLION NINETY-SIX THOUSAND ONE HUNDRED SEVENTY-THREE AND 23/100 DOLLARS ($6,096,173.23) (the “Term Loan Facility —   Tranche F”) on SEPTEMBER 16, 2014 which shall be due and payable on the earlier of: (i) the acceleration   of   the   Indebtedness   pursuant   to   the   terms   of   the   Loan   Documents;   or

(ii) SEPTEMBER 16, 2017; and (z) Lender hereby agrees to lend to Debtor in a single advance an aggregate sum not to exceed FIVE MILLION ONE HUNDRED FORTY-THREE THOUSAND SIX HUNDRED ONE AND 36/100 DOLLARS ($5,143,601.36) (the “Term Loan Facility — Tranche G,” and together with the Term Loan Facility — Tranche D, and the Term Loan Facility — Tranche F, the “Term Loan Facility”) on JUNE 30, 2015 which shall be due and payable on the earlier of: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) DECEMBER 30, 2016.

5.                                      Amendment to Section 2(f)(i) of the Agreement.   Section 2(f)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

(i)      Debtor hereby requests Lender to issue the Letter of Credit.  Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, Lender hereby agrees to issue the Letter of Credit on NOVEMBER 23, 2015. Each advance by Lender pursuant to a drawing under the Letter of Credit (severally and collectively, a “Letter of Credit Advance”) is due and payable on the date that is THIRTY (30) days after such drawing date in accordance with Debtor’s PROMISSORY NOTE dated SEPTEMBER , 2016 in the face amount of ONE MILLION SEVEN HUNDRED SIXTY-SEVEN THOUSAND ONE HUNDRED FIFTEEN AND NO/100 DOLLARS ($1,767,115.00) (the “Letter of Credit Note”), and will be charged by Lender as (and will be deemed to be) a loan by Lender as of the day and time such payment is made by Lender and in the amount of such payment. Debtor shall pay Lender an Issuance Fee of $17,671.15 upon issuance of the Letter of Credit.

6.                                      Amendment to Section 3 of the Agreement.  Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

3.                                      Promissory Notes, Rate and Computation of Interest. (i) the Revolving Credit Facility shall be evidenced by the Revolving Credit Note, (ii) the Term Loan Facility — Tranche D shall be evidenced by the Term Note — Tranche D, (iii) the Term Loan Facility — Tranche F shall be evidenced by the Term Note — Tranche F, (iv) the Term Loan Facility — Tranche G shall be evidenced by the Term Note — Tranche G, and (v) the Letter of Credit Advance shall be evidenced by the Letter of Credit Note. Interest on each Note shall accrue at the rates set forth therein. The principal of and interest on each Note shall be due and payable in accordance with the terms and conditions set forth in such Note and in this Agreement.

7.                                      Amendment to Exhibits to Agreement.  Exhibit 1(d) to the Agreement is hereby deleted in its entirety. Exhibits A, B and C attached hereto are hereby added to the Agreement as Exhibits A, B and C thereof.

8.                                      Grant of Security Interest. Lender and Debtor agree that: (a) a separate and distinct portion of the Collateral shall secure the Revolving Credit Facility; (b) a separate and distinct portion of the Collateral shall secure the Term Loan Facility; and (c) a separate and district portion of the Collateral shall secured the Letter of Credit. Accordingly, as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness arising under the Revolving Credit Facility, Debtor hereby re-pledges to and re-grants Lender, a security interest in, all of Debtor’s right, title and interest in the RLOC Equipment and the Collateral described in Sections 1(d)(i), (iii) and (iv) of the Agreement, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness arising under the Term Loan Facility, Debtor hereby pledges to and grants Lender, and re-pledges to and re-grants Lender, a security interest in, all of Debtor’s right, title and interest in the Geospace Equipment and the Collateral described in Section 1(d)(iii) and (iv) of the Agreement, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence.  As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness arising under the Letter of Credit, Debtor hereby pledges to and grants Lender, and re-pledges to and re-grants Lender, a security interest in, all of Debtor’s right, title and interest in the Letter of Credit Equipment and the Collateral described in Section 1(d)(iii) and (iv) of the Agreement, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence.

9.                                      Conditions Precedent. The obligations of Lender under this Amendment shall be subject to the condition precedent that Debtor shall have executed and delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request, including, without limitation, the Letter of Credit Note.

10.                               Payment Expenses. Debtor agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment.

11.                               Ratifications. Except as expressly modified and superseded by this Amendment, the Agreement and the other  Loan Documents are ratified and confirmed and continue in full force and effect. The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the indebtedness arising under the Loan Documents. Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments  as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future collateral. The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

12.                               Representations, Warranties and Confirmations. Debtor hereby represents and warrants to Lender that: (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment; and (c) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound.

13.                               Release. Debtor hereby acknowledges and agrees that it knows of no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender with respect thereto. To the extent Debtor knows of any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever with respect thereto, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

14.                               Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

15.                               Reference to Loan Documents. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to any Loan Document shall mean and refer to such Loan Document as amended hereby.

16.                               Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

17.                               Headings.                   The  headings,  captions,  and  arrangements  used  in  this  Amendment  are  for convenience only and shall not affect the interpretation of this Amendment.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF  PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

LENDER:		ADDRESS:

SOVEREIGN BANK		6060 Sherry Lane
Dallas, TX 75225
By:	/s/ Stephanie Baird Velasquez
Name:	Stephanie Baird Velasquez
Title:	Area President

With copies of notices to:		GARDERE WYNNE SEWELL LLP
1601 Elm Street, Suite 3000
Dallas, TX 75201-4761
Attention: Steven S. Camp

DEBTOR:		ADDRESS:

DAWSON GEOPHYSICAL COMPANY		101 E. Park Blvd., Suite 955
Plano, TX 75074
By:	/s/ Wayne Whitener
Name:	Wayne Whitener
Title:	Executive Vice Chairman